UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 10th 2013

Date of Report (Date of earliest event reported)

Sharprock Resources Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-53902	98-0460379
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

212-0833-00321
Calle Punta Colon
Panama city, Panama	0833-00321
(Address of principal executive offices)	(Zip Code)

(507) 6672.5958

Registrant's telephone number, including area code

Unit 140-4651 Shell Road

Richmond, British Columbia, Canada

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Item 3.02	Unregistered Sales of Equity Securities

a) The issuer changed its address to Calle Punta Colon, Panama City, Panama.

b) The company has decided that it is in the best intrest of the corporation to convert Mr. Sangha's debt of $400,000.00 ( four hundred thousand ) dollars into the companys common stock.

We are pleased to report Mr. Sangha has agreed and accepted the terms of the conversion of his debt.

The conversion agreement is as follows;

$400,000 USD will convert at .01 per share of common stock of Sharprock Resources, Inc.

40,000,000 new shares will be issued to Harp Sangha

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sharprock Resources, Inc.

By: /s/ Rene Hamouth
Date: September 18, 2013	Rene Hamouth / CEO